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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, (No. 33-38737, No. 33-73044, No. 33-58037, No.
333-33433, and No. 333-34549) and in the Registration Statement on Form S-4 (No. 33-65229) of Bell Industries, Inc. of our report dated February 7, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
March 27, 2003


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